EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of June 8, 2012 to the Credit
Agreement referred to below, between Newell Rubbermaid Inc. (the “Company”), each of the Subsidiary
Borrowers identified under the caption “SUBSIDIARY BORROWERS” on the signature pages hereto, each of the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent thereunder (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are
parties to a Credit Agreement dated as of December 2, 2011 (as amended and in effect immediately prior to giving effect to this Amendment, the “Credit Agreement”); and

WHEREAS, the Company and the Lenders wish to amend the Credit Agreement in certain respects;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Effective as provided (and subject to the satisfaction of the conditions precedent) in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as
“hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Schedule 3.12 (Existing Agreements). Schedule 3.12 to the Credit Agreement shall be amended by adding to such schedule, at the end thereof, the following additional item:

“10.     Deed of Guarantee dated November 16, 2007, between the Company and the trustees of certain Company related United Kingdom pension schemes whereby the Company guarantees the obligations of certain of its United Kingdom subsidiaries’ pension funding commitments as set forth in an agreed upon schedule of contributions. The current schedule of contributions provides for contributions of approximately £750,000 per month. A new schedule of contributions will be entered into in 2014 based upon updated valuations.”

Section 3. Waiver. The Required Lenders hereby waive any Default that may have occurred and be continuing as of the date hereof by reason of the omission from Schedule 3.12 to the
Credit Agreement of the additional item referred to in Section 2.02 hereof.

Section 4. Representations and Warranties. The Company represents and warrants to the
Administrative Agent and the Lenders that, as of the date hereof, (a) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date); and (b) no Default shall have occurred and be continuing under the Credit Agreement as amended hereby (after giving effect to
Section 3 hereof).

Section 5. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof and the waivers set forth in Section 3 hereof shall become effective as of the date

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hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment signed on behalf of the Company and the Required Lenders.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Company shall pay all reasonable expenses incurred by the
Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed,
Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the preparation, negotiation, execution and delivery of, and satisfaction of the conditions under, this Amendment. This
Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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Signature Page to Amendment No. 1
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SUBSIDIARY BORROWERS

[NONE AS OF THE DATE OF THIS AMENDMENT]

Signature Page to Amendment No. 1
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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

BARCLAYS BANK PLC

By________________________
Name:
Title:

CITIBANK, N.A.

By________________________
Name:
Title:

ROYAL BANK OF CANADA

By________________________
Name:
Title:

BANK OF AMERICA, N.A.

By________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By________________________
Name:
Title:

BARCLAYS BANK PLC

By Lisa Minigh
Name: Lisa Minigh
Title: Assistant Vice President

CITIBANK, N.A.

By________________________
Name:
Title:

ROYAL BANK OF CANADA

By________________________
Name:
Title:

BANK OF AMERICA, N.A.

By________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By________________________
Name:
Title:

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By________________________
Name:
Title:

BARCLAYS BANK PLC

By________________________
Name:
Title:

CITIBANK, N.A.

By________________________
Name: John R. van Brederode
Title: Vice President

ROYAL BANK OF CANADA

By________________________
Name:
Title:

BANK OF AMERICA, N.A.

By________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By________________________
Name:
Title:

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By________________________
Name:
Title:

BARCLAYS BANK PLC

By________________________
Name:
Title:

CITIBANK, N.A.

By________________________
Name:
Title:

ROYAL BANK OF CANADA

By [signature]
Name: David Cole
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By________________________
Name:
Title:

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By________________________
Name:
Title:

BARCLAYS BANK PLC

By________________________
Name:
Title:

CITIBANK, N.A.

By________________________
Name:
Title:

ROYAL BANK OF CANADA

By________________________
Name:
Title:

BANK OF AMERICA, N.A.

By________________________
Name: David L. Catherall
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By________________________
Name:
Title:

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By_________________________
Name:
Title:

BARCLAYS BANK PLC

By_________________________
Name:
Title:

CITIBANK, N.A.

By_________________________
Name:
Title:

ROYAL BANK OF CANADA

By_________________________
Name:
Title:

BANK OF AMERICA, N.A.

By_________________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By_________________________
Name: BILL O'DALY
Title: DIRECTOR

By_________________________
Name: Sanja Gazahi
Title: Associate

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By: ______________________
Name: Michelle Latzoni
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By ______________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By ______________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By ______________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By ______________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By ______________________
Name:
Title:

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By________________________
Name: Maria Iarriccio
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By__________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By__________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By [signature]
Name: Andrew G. Payne
Title: Director

THE NORTHERN TRUST COMPANY

By__________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By__________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By__________________________
Name:
Title:

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By________________________
Name:
Title:

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By____________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By____________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By____________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By____________________________
Name: James R. Pryor
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By____________________________
Name:
Title:

Signature Page to Amendment No. 1

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GOLDMAN SACHS BANK USA

By__________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By__________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By__________________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By__________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By__________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

Signature Page to Amendment No. 1

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ING BANK, N.V., DUBLIN BRANCH

By ______________________
Name: Maurice Kenny
Title: Director

By ______________________
Name: Sean Hassett
Title: Director

RBC BANK (USA)

By ______________________
Name:
Title:

Signature Page to Amendment No. 1

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